                                                                     Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK

                                    Eyetech
                             Pharmaceuticals, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS                                         CUSIP 302297 10 6



THIS IS TO CERTIFY THAT





is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

                         EYETECH PHARMACEUTICALS, INC.

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ WILLIAM B. O'CONNOR                      /s/ JOHN P. McLAUGHLIN
TREASURER                                    CHAIRMAN


EYETECH PHARMACEUTICALS, INC.
CORPORATE SEAL 2000
DELAWARE


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)         TRANSFER AGENT AND REGISTRAR


BY
               AUTHORIZED SIGNATURE


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                         EYETECH PHARMACEUTICALS, INC.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      - as tenants in common
     TEN ENT      - as tenants by the entireties
     JT TEN       - as joint tenants with right of survivorship and not as
                    tenants in common
UNIF GIFT MIN ACT - ___________________Custodian ______________________
                         (Cust)                        (Minor)
                    under Uniform Gifts to Minors Act ________________
                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________ hereby sell, assign, and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated ___________________________________


  ______________________________________________________________________________
  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
          AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C.
RULE 17Ad-15.










KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.